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                          ING VARIABLE INSURANCE TRUST
                     ING GET U.S. Core Portfolio -- Series 8

                          Supplement Dated May 20, 2005
            To the ING GET U.S. Core Portfolio -- Series 8 Prospectus
                               Dated March 1, 2005

Effective immediately the paragraph entitled "Fixed Component" in the section entitled "Management of the Series -- Sub-Adviser -- Portfolio Management" on page 8 of the Prospectus is deleted and replaced with the following:

     FIXED COMPONENT. The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann. James B. Kauffmann, Portfolio Manager, joined ING IM in 1996 and has over 18 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE